
-------------------------------------------------------------------------------------------------------------
                                                                           Monthly Operating Report
----------------------------------------------------------
CASE  NAME:  ProMedCo Management Company                                   ACCRUAL BASIS-3
----------------------------------------------------------

----------------------------------------------------------
CASE  NUMBER:  01-42502-BJH-11                                             02/13/95, RWD, 2/96
----------------------------------------------------------
                                                                  ***** AMOUNTS ARE UNAUDITED *****
-------------------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                            MONTH           MONTH            MONTH           QUARTER
                                          --------------------------------------------------
DISBURSEMENTS                               April 2001       March 2001     February 2001        TOTAL
-------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING  OF  MONTH                $231,036               $0               $0
-------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
-------------------------------------------------------------------------------------------------------------
2.    CASH  SALES
-------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
-------------------------------------------------------------------------------------------------------------
3.    PREPETITION
-------------------------------------------------------------------------------------------------------------
4.    POSTPETITION
-------------------------------------------------------------------------------------------------------------
5.    TOTAL  OPERATING  RECEIPTS                 $525,184               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------
6.    LOANS  &  ADVANCES  (ATTACH  LIST)         $400,000
-------------------------------------------------------------------------------------------------------------
7.    SALE  OF  ASSETS                           $602,240
-------------------------------------------------------------------------------------------------------------
8.    OTHER  (ATTACH  LIST)                   $14,017,593
-------------------------------------------------------------------------------------------------------------
9.    TOTAL  NON-OPERATING  RECEIPTS          $15,019,833               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
10.   TOTAL  RECEIPTS                         $15,545,017               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
11.   TOTAL  CASH  AVAILABLE                  $15,776,053               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
12.   NET  PAYROLL                               $244,164
-------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                         $142,893
-------------------------------------------------------------------------------------------------------------
14.   SALES,  USE  &  OTHER  TAXES  PAID           $1,251
-------------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                   $10,967
-------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                      $156
-------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                   $63,322
-------------------------------------------------------------------------------------------------------------
18.   INVENTORY  PURCHASES
-------------------------------------------------------------------------------------------------------------
19.   VEHICLE  EXPENSES
-------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                      $19,982
-------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                $5,795
-------------------------------------------------------------------------------------------------------------
22.   REPAIRS  &  MAINTENANCE
-------------------------------------------------------------------------------------------------------------
23.   SUPPLIES
-------------------------------------------------------------------------------------------------------------
24.   ADVERTISING
-------------------------------------------------------------------------------------------------------------
25.   OTHER  (ATTACH  LIST)                      $392,816
-------------------------------------------------------------------------------------------------------------
26.   TOTAL  OPERATING  DISBURSEMENTS            $881,346               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL  FEES
-------------------------------------------------------------------------------------------------------------
28.   U.S.  TRUSTEE  FEES
-------------------------------------------------------------------------------------------------------------
29.   OTHER  (ATTACH  LIST)                       $36,968
-------------------------------------------------------------------------------------------------------------
30.   TOTAL  REORGANIZATION  EXPENSES             $36,968               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
31.   TOTAL  DISBURSEMENTS                       $918,314               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
32.   NET  CASH  FLOW                         $14,626,703               $0               $0               $0
-------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                     $14,857,739               $0               $0               $0
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                                              Monthly Operating Report
    ---------------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                  ATTACHMENT -
    ---------------------------------------------------------
                                                                                   ACCRUAL BASIS-3
    ---------------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                            02/13/95, RWD, 2/96
    ---------------------------------------------------------
                                                                     ***** AMOUNTS ARE UNAUDITED *****
    ------------------------------------------------------------------------------------------------------------
                                                 MONTH            MONTH            MONTH           QUARTER
                                            ---------------------------------------------------
                                               April 2001       March 2001     February 2001        TOTAL
    ------------------------------------------------------------------------------------------------------------
        6.  LOANS  &  ADVANCES
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
        8.  OTHER  NON-OPERATING RECEIPTS
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
    25. OTHER  (ATTACH  LIST)
    ------------------------------------------------------------------------------------------------------------
            EMPLOYEE BENEFITS                           $117,759
    ------------------------------------------------------------------------------------------------------------
            OCCUPANCY COSTS
    ------------------------------------------------------------------------------------------------------------
            PURCHASED SERVICES                            $9,420
    ------------------------------------------------------------------------------------------------------------
            GENERAL AND ADMINISTRATIVE EXP.               $8,814
    ------------------------------------------------------------------------------------------------------------
            WORKING CAPITAL ADVANCE TO SUBSIDIARIES     $256,823
    ------------------------------------------------------------------------------------------------------------
            TOTAL OTHER OPERATING DISBURSEMENTS         $392,816            $0               $0               $0
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
        29. OTHER  REORGANIZATION DISBURSEMENTS
    ------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report
    ------------------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                    ACCRUAL BASIS-4
    ------------------------------------------------------------

    ------------------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                              02/13/95, RWD, 2/96
    ------------------------------------------------------------
                                                                       ***** AMOUNTS ARE UNAUDITED *****
    ------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE         MONTH           MONTH           MONTH
                                                                ------------------------------------------------
    ACCOUNTS  RECEIVABLE  AGING                      AMOUNT       April 2001      March 2001     February 2001
    ------------------------------------------------------------------------------------------------------------
    1.   0-30
    ------------------------------------------------------------------------------------------------------------
    2.   31-60
    ------------------------------------------------------------------------------------------------------------
    3.   61-90
    ------------------------------------------------------------------------------------------------------------
    4.   91+
    ------------------------------------------------------------------------------------------------------------
    5.   TOTAL  ACCOUNTS  RECEIVABLE                         $0              $0              $0              $0
    ------------------------------------------------------------------------------------------------------------
    6.   AMOUNT  CONSIDERED  UNCOLLECTIBLE
    ------------------------------------------------------------------------------------------------------------
    7.   ACCOUNTS  RECEIVABLE  (NET)                         $0              $0              $0              $0
    ------------------------------------------------------------------------------------------------------------


    ------------------------------------------------------------

    AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                        MONTH: April 2001
                                                                                --------------------------------

    ------------------------------------------------------------------------------------------------------------
                                      0-30           31-60           61-90            91+
    TAXES  PAYABLE                    DAYS            DAYS           DAYS            DAYS            TOTAL
    ------------------------------------------------------------------------------------------------------------
    1.   FEDERAL                                                                                            $ -
    ------------------------------------------------------------------------------------------------------------
    2.   STATE                               $55                                                           $ 55
    ------------------------------------------------------------------------------------------------------------
    3.   LOCAL                                                                                              $ -
    ------------------------------------------------------------------------------------------------------------
    4.   OTHER (ATTACH LIST)                                                                                $ -
    ------------------------------------------------------------------------------------------------------------
    5.   TOTAL  TAXES  PAYABLE               $55             $0              $0              $0             $55
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
    6.   ACCOUNTS  PAYABLE              $194,662                                                       $194,662
    ------------------------------------------------------------------------------------------------------------



    ---------------------------------------------
    STATUS  OF  POSTPETITION  TAXES                                      MONTH: April 2001
                                                                                --------------------------------
    ---------------------------------------------
    ------------------------------------------------------------------------------------------------------------
                                                   BEGINNING        AMOUNT                          ENDING
                                                      TAX        WITHHELD AND/      AMOUNT            TAX
    FEDERAL                                        LIABILITY*     0R ACCRUED         PAID          LIABILITY
    ------------------------------------------------------------------------------------------------------------
    1.   WITHHOLDING**                                                  $85,005         $85,005              $0
    ------------------------------------------------------------------------------------------------------------
    2.   FICA-EMPLOYEE**                                                $27,369         $27,369              $0
    ------------------------------------------------------------------------------------------------------------
    3.   FICA-EMPLOYER**                                                $27,369         $27,369              $0
    ------------------------------------------------------------------------------------------------------------
    4.   UNEMPLOYMENT                                                      $146            $146              $0
    ------------------------------------------------------------------------------------------------------------
    5.   INCOME                                                                                              $0
    ------------------------------------------------------------------------------------------------------------
    6.   OTHER (ATTACH LIST)                                             $1,251          $1,251              $0
    ------------------------------------------------------------------------------------------------------------
    7.   TOTAL  FEDERAL  TAXES                               $0        $141,139        $141,139              $0
    ------------------------------------------------------------------------------------------------------------
    STATE  AND  LOCAL
    ------------------------------------------------------------------------------------------------------------
    8.   WITHHOLDING                                                     $2,867          $2,836             $32
    ------------------------------------------------------------------------------------------------------------
    9.   SALES                                                                                               $0
    ------------------------------------------------------------------------------------------------------------
    10.  EXCISE                                                                                              $0
    ------------------------------------------------------------------------------------------------------------
    11.  UNEMPLOYMENT                                                      $193            $169             $23
    ------------------------------------------------------------------------------------------------------------
    12.  REAL  PROPERTY                                                                                      $0
    ------------------------------------------------------------------------------------------------------------
    13.  PERSONAL  PROPERTY                                                                                  $0
    ------------------------------------------------------------------------------------------------------------
    14.  OTHER (ATTACH LIST)                                                                                 $0
    ------------------------------------------------------------------------------------------------------------
    15.  TOTAL  STATE  &  LOCAL                              $0          $3,060          $3,005             $55
    ------------------------------------------------------------------------------------------------------------
    16.  TOTAL  TAXES                                        $0        $144,199        $144,144             $55
    ------------------------------------------------------------------------------------------------------------

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Monthly Operating Report
    ---------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                                       ACCRUAL BASIS-5
    ---------------------------------------------------

    ---------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                                                 02/13/95, RWD, 2/96
    ---------------------------------------------------
               ***** AMOUNTS ARE UNAUDITED *****

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH: April 2001
    ----------------------------------------           -----------------------------------------------------------------------
    ----------------------------------------           -----------------------------------------------------------------------
    BANK  RECONCILIATIONS
                                            Account #1 Account #2 Account #3 Account #4 Account #5 Account #6
    --------------------------------------------------------------------------------------------------------------------------
    A.          BANK:                          Bank of America
    ----------------------------------------------------------------------------------------------------------
    B.           ACCOUNT  NUMBER:           1630767251 3751782030 1631766518            4771140656 3751782056      TOTAL
    ----------------------------------------------------------------------------------------------------------
                                                                     Health      Health    Employee     Employee
    C.           PURPOSE  (TYPE):           Operating   Operating   Benefits    Benefits  Benefit Plan Benefit Plan
    --------------------------------------------------------------------------------------------------------------------------
    1.   BALANCE  PER  BANK  STATEMENT      $14,813,170     ($682)   $88,851         $0    $56,775    $75,919     $15,034,034
    --------------------------------------------------------------------------------------------------------------------------
    2.   ADD:  TOTAL  DEPOSITS  NOT  CREDITED                       ($39,229)             ($40,324)                  ($79,554)
    --------------------------------------------------------------------------------------------------------------------------
    3.   SUBTRACT:  OUTSTANDING  CHECKS       ($96,991)                                                              ($96,991)
    --------------------------------------------------------------------------------------------------------------------------
    4.   OTHER  RECONCILING  ITEMS             $75,237       $682                                    ($75,919)             $0
    --------------------------------------------------------------------------------------------------------------------------
    5.   MONTH  END  BALANCE  PER  BOOKS    $14,791,416        $0    $49,622         $0    $16,451         $0     $14,857,489
    --------------------------------------------------------------------------------------------------------------------------
    6.   NUMBER  OF  LAST  CHECK  WRITTEN
    --------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------
    INVESTMENT ACCOUNTS

    --------------------------------------------------------------------------------------------------------------------------
                                             DATE OF         TYPE OF                               PURCHASE      CURRENT
    BANK,  ACCOUNT  NAME  &  NUMBER          PURCHASE       INSTRUMENT                               PRICE         VALUE
    --------------------------------------------------------------------------------------------------------------------------
    7.   none
    --------------------------------------------------------------------------------------------------------------------------
    8.
    --------------------------------------------------------------------------------------------------------------------------
    9.
    --------------------------------------------------------------------------------------------------------------------------
    10.
    --------------------------------------------------------------------------------------------------------------------------
    11.  TOTAL  INVESTMENTS                                                                                $0              $0
    --------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------
    CASH

    --------------------------------------------------------------------------------------------------------------------------
    12.  CURRENCY ON HAND                                                                                                $250
    --------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------
    13.  TOTAL  CASH  -  END  OF MONTH                                                                            $14,857,739
    --------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                                    Monthly Operating Report
     --------------------------------------------------
     CASE  NAME:  ProMedCo Management Company                       ACCRUAL BASIS-6
     --------------------------------------------------

     --------------------------------------------------
     CASE  NUMBER:  01-42502-BJH-11                                 02/13/95, RWD, 2/96
     --------------------------------------------------

                         ***** AMOUNTS ARE UNAUDITED **        MONTH: April 2001

     ---------------------------------------------------------------
     PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
     ---------------------------------------------------------------

     OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
     TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
     AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
     COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
     TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

     ---------------------------------------------------------------
                                INSIDERS
     ---------------------------------------------------------------
                             TYPE OF         AMOUNT     TOTAL PAID
                 NAME        PAYMENT          PAID       TO DATE
     ---------------------------------------------------------------
     1. Charles McQueary salary                $14,189      $14,189
     ---------------------------------------------------------------
     2. Robert Smith     salary                $11,921      $11,921
     ---------------------------------------------------------------
     3. Mike Yeary       salary                $30,986      $30,986
     ---------------------------------------------------------------
     4. Karen Nicolaou   salary                $19,723      $19,723
     ---------------------------------------------------------------
     5.
     ---------------------------------------------------------------
     6. TOTAL PAYMENTS TO INSIDERS             $76,818      $76,818
        ------------------------------------------------------------


     -----------------------------------------------------------------------------------------
                                          PROFESSIONALS
     -----------------------------------------------------------------------------------------
                           DATE OF COURT                                            TOTAL
                         ORDER AUTHORIZING   AMOUNT       AMOUNT     TOTAL PAID    INCURRED
                      NAME   PAYMENT        APPROVED       PAID       TO DATE     & UNPAID *
     -----------------------------------------------------------------------------------------
     1.                                                                                    $0
     -----------------------------------------------------------------------------------------
     2.                                                                                    $0
     -----------------------------------------------------------------------------------------
     3.                                                                                    $0
     -----------------------------------------------------------------------------------------
     4.                                                                                    $0
     -----------------------------------------------------------------------------------------
     5.                                                                                    $0
     -----------------------------------------------------------------------------------------
     6. TOTAL  PAYMENTS
        TO  PROFESSIONALS                           $0           $0           $0           $0
     -----------------------------------------------------------------------------------------

     *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

     -----------------------------------------------------------------------------------------
     POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND
     ADEQUATE PROTECTION  PAYMENTS
     -----------------------------------------------------------------------------------------
                                           SCHEDULED     AMOUNTS
                                            MONTHLY        PAID           TOTAL
                                            PAYMENTS      DURING          UNPAID
               NAME OF CREDITOR               DUE         MONTH        POSTPETITION
     -----------------------------------------------------------------------------------------
     1. Wells Fargo Finance                                    $431
     ----------------------------------------------------------------------------
     2. Winthrop Resources                                  $10,537
     ----------------------------------------------------------------------------
     3.
     ----------------------------------------------------------------------------
     4.
     ----------------------------------------------------------------------------
     5.
     ----------------------------------------------------------------------------
     6. TOTAL                                       $0      $10,967           $0
     ----------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                                                      Monthly Operating Report
   ----------------------------------------------------------------------
   CASE  NAME:  ProMedCo Management Company                                           ACCRUAL  BASIS-7
   ----------------------------------------------------------------------

   ----------------------------------------------------------------------
   CASE  NUMBER:  01-42502-BJH-11                                                     02/13/95, RWD, 2/96
   ----------------------------------------------------------------------

                                                                                      MONTH: April 2001
                                                                                      ----------------------------
   -------------------------------------
   QUESTIONNAIRE

   -------------------------------------
   ---------------------------------------------------------------------------------------------------------------
                                                                                            YES           NO
   ---------------------------------------------------------------------------------------------------------------
   1.   HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                             XX
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
   ---------------------------------------------------------------------------------------------------------------
   2.   HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                             XX
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
   ---------------------------------------------------------------------------------------------------------------
   3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                            XX
        LOANS) DUE  FROM RELATED PARTIES?
   ---------------------------------------------------------------------------------------------------------------
   4.   HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                       XX
        THIS REPORTING PERIOD?
   ---------------------------------------------------------------------------------------------------------------
   5.   HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                             XX
        DEBTOR FROM ANY PARTY?
   ---------------------------------------------------------------------------------------------------------------
   6.   ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                  XX
   ---------------------------------------------------------------------------------------------------------------
   7.   ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                         XX
        PAST  DUE?
   ---------------------------------------------------------------------------------------------------------------
   8.   ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                           XX
   ---------------------------------------------------------------------------------------------------------------
   9.   ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                    XX
   ---------------------------------------------------------------------------------------------------------------
   10.  ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                              XX
        DELINQUENT?
   ---------------------------------------------------------------------------------------------------------------
   11.  HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                            XX
        REPORTING PERIOD?
   ---------------------------------------------------------------------------------------------------------------
   12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                   XX
   ---------------------------------------------------------------------------------------------------------------

   IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
   EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

   1. During April, the Company finalized the sales of substantiall all of its assets from a wholly owned subsidiary to an affiliated physician group
   ---------------------------------------------------------------------------------------------------------------
   4. In accordance with an approved court order, prepetition salaries and wages and employee benefit liabilities were paid during the month.
   ---------------------------------------------------------------------------------------------------------------
   6. The Company is in the process of coordinating a payment for state payroll taxes with its payroll service.
   ---------------------------------------------------------------------------------------------------------------

   -------------------------------------
   INSURANCE
   ---------------------------------------------------------------------------------------------------------------
                                                                                            YES           NO
   ---------------------------------------------------------------------------------------------------------------
   1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                             XX
        NECESSARY INSURANCE COVERAGES IN EFFECT?
   ---------------------------------------------------------------------------------------------------------------
   2.   ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                         XX
   ---------------------------------------------------------------------------------------------------------------
   3.   PLEASE  ITEMIZE  POLICIES  BELOW.
   ---------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
   BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
   EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ---------------------------------------------------------------------------------------------------------------
                                    INSTALLMENT  PAYMENTS
   ---------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                       PAYMENT AMOUNT
              POLICY                  CARRIER                  PERIOD COVERED                 & FREQUENCY
   ---------------------------------------------------------------------------------------------------------------
   Property Insurance   Philadelphia Indemnity          9-1-00 to -1--01              $92,378 - paid in full
                        Insurance Company
   ---------------------------------------------------------------------------------------------------------------
   Automobile Insurance Hartford Insurance Company      9-24-00 to 9-24-01            $15,000 - annual
   ---------------------------------------------------------------------------------------------------------------
   General liability    Hartford Insurance Company      9-1-00 to 9-1-01              $75,388 paid in full
   ---------------------------------------------------------------------------------------------------------------
   Fiduciary liability  National Union Fire Insurance   4-15-01 to 4-15-02            $6,000 - paid in full
                        Co. of Pittsburgh
   ---------------------------------------------------------------------------------------------------------------
   Crime (Fidelity/     National Union Fire Insurance   4-15-01 to 4-15-02            $12,500 - paid in full
   Dishonesty)          Co. of Pittsburgh
   ---------------------------------------------------------------------------------------------------------------
   Errors & Ommissions  Steadfast Insurance Company     10-1-00 to 10-1-01            $8,116 - paid in full
   (E&O)
   ---------------------------------------------------------------------------------------------------------------
   EPLI                 National Union Fire Insurance   10-1-00 to 10-1-02            $159,139 financed monthly -
                        Co. of Pittsburgh                                                   current on payments
   ---------------------------------------------------------------------------------------------------------------
   Directors & Officers National Union Fire Insurance   10-1-00 to 10-1-02            $560,000 - paid in full
                        Co. of Pittsburgh
   ---------------------------------------------------------------------------------------------------------------
   Commercial Umbrella  Steadfast Insurance Company     7-31-00 to 7-31-01            $123,820 financed month -
   Liability                                                                                current on payment
   ---------------------------------------------------------------------------------------------------------------
   Workers Compensation Kemper Insurance Company        3-31-00 to 3-31-01            $500,000 - paid in full
   ---------------------------------------------------------------------------------------------------------------
